UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 15, 2020

SIGMA LABS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-38015	27-1865814
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3900 Paseo del Sol

Santa Fe, New Mexico 87507

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (505) 438-2576

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SGLB	The NASDAQ Stock Market LLC
Warrants to Purchase Common Stock, par value $0.001 per share	SGLBW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of Stockholders of Sigma Labs, Inc. (“we,” “our,” “us,” or the “Company”) held on June 15, 2020 (the “2020 Annual Meeting”), the Company’s stockholders approved an amendment to the Company’s 2013 Equity Incentive Plan (as amended, the “2013 Plan”) to fix at 890,000 shares the aggregate number of shares of the Company’s common stock issued or issuable under the 2013 Plan. The amendment to the 2013 Plan was previously approved by the Company’s Board of Directors. A summary of the 2013 Plan is set forth in the Company’s definitive Proxy Statement filed with the Securities and Exchange Commission on May 18, 2020 (the “2020 Proxy Statement”). The summary of the 2013 Plan contained in the 2020 Proxy Statement is qualified in its entirety by reference to the full text of the 2013 Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Effective June 15, 2020, our Amended and Restated Articles of Incorporation, as amended, was amended pursuant to a Certificate of Amendment filed with the Nevada Secretary of State to increase the authorized number of shares of our common stock to 12,000,000. A copy of the Certificate of Amendment is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

As described above in Item 5.02, the 2020 Annual Meeting was held on June 15, 2020. Our stockholders acted upon the following proposals at the 2020 Annual Meeting:

●	Proposal 1: To elect each of Dennis Duitch and Kent Summers as a Class III director until the 2023 Annual Meeting of Stockholders;

●	Proposal 2: To approve an amendment to our 2013 Plan to fix at 890,000 shares the aggregate number of shares of our common stock issued or issuable under the 2013 Plan;

●	Proposal 3: To approve an amendment to our Amended and Restated Articles of Incorporation to increase the authorized number of shares of common stock to 12,000,000;

●	Proposal 4: To approve, by non-binding vote, the compensation of our named executive officers as disclosed in the 2020 Proxy Statement;

●	Proposal 5: To ratify the selection of Haynie & Company as our independent registered public accounting firm for the fiscal year ending December 31, 2020; and

●	Proposal 6: To approve the issuance of more than 20% of our issued and outstanding common stock as a result of a private placement of our securities in April 2020.

Voting Results

Proposal 1: Mr. Duitch was elected as a Class III director with 721,504 “FOR” votes and 27,061 “WITHHELD” votes. Mr. Summers was elected as a Class III director with 722,788 “FOR” votes and 25,777 “WITHHELD” votes. There were 1,304,453 broker non-votes in connection with this proposal.

Proposal 2: This proposal was approved with 693,073 “FOR” votes, 54,358 “AGAINST” votes and 1,134 “ABSTAIN” votes. There were 1,304,453 broker non-votes in connection with this proposal.

Proposal 3: This proposal was approved with 1,837,996 “FOR” votes, 200,102 “AGAINST” votes and 14,920 “ABSTAIN” votes. There were no broker non-votes in connection with this proposal.

Proposal 4: This proposal was approved with 710,870 “FOR” votes, 31,539 “AGAINST” votes and 6,156 “ABSTAIN” votes. There were 1,304,453 broker non-votes in connection with this proposal.

Proposal 5: This proposal was approved with 1,969,452 “FOR” votes, 58,173 “AGAINST” votes and 25,388 “ABSTAIN” votes. There were no broker non-votes in connection with this proposal.

Proposal 6: This proposal was approved with 693,951 “FOR” votes, 52,008 “AGAINST” votes and 2,606 “ABSTAIN” votes. There were 1,304,453 broker non-votes in connection with this proposal.

Item 8.01 Other Events.

As previously disclosed, on January 7, 2020, the Company received a letter from Nasdaq notifying the Company that we were no longer in compliance with the minimum stockholders’ equity requirement for continued listing on the Nasdaq Capital Market. Nasdaq Listing Rule 5550(b)(1) requires companies listed on the Nasdaq Capital Market to maintain stockholders’ equity of at least $2,500,000. On February 4, 2020 we submitted to Nasdaq our plan to regain compliance. On March 18, 2020, we received a letter from Nasdaq notifying us that our plan was accepted and that, by June 30, 2020, the Company must evidence compliance with the stockholders’ equity requirement.

On April 6, 2020, we closed a public offering of equity securities in which we issued 493,027 shares of common stock and pre-funded warrants to purchase up to 22,438 shares of common stock. We also issued Series A Warrants to purchase an aggregate of 515,465 shares of the Company’s common stock pursuant to a private placement. Such offering resulted in gross proceeds of $1,500,000. Additionally, between March 27, 2020 and June 9, 2020, we received aggregate gross proceeds of $2,141,100 from exercises of warrants to purchase Series D Preferred Stock issued in our January 28, 2020 financing. As a result of the foregoing, the Company believes that, as of the date of this Form 8-K, it has regained compliance with the stockholders’ equity requirement, and therefore satisfies the applicable requirement for continued listing on The Nasdaq Capital Market. Nasdaq will continue to monitor the Company’s ongoing compliance with the stockholders’ equity requirement and, if upon the filing of the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2020, the Company does not evidence compliance, it may be subject to delisting.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment to Amended and Restated Articles of Incorporation, as amended, of Sigma Labs, Inc.
10.1	Sigma Labs, Inc. 2013 Equity Incentive Plan, as Amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 19, 2020	SIGMA LABS, INC.

	By:	/s/ Mark K. Ruport
	Name:	Mark K. Ruport
	Title:	President and Chief Executive Officer